Role of MRGPRX2 in Migraine April 13, 2026

Forward-Looking Statements © Evommune, Inc. This presentation has been prepared by Evommune, Inc. (“we”, “us” or “our”). Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements related to EVO756’s potential therapeutic benefit to treat migraine and our planned Phase 2b trial of EVO756 to treat migraine, including trial design and timing. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risks are described more fully in our most recent annual and quarterly reports on Form 10-K and 10-Q, as applicable, as well as our other subsequent filings with the Securities and Exchange Commission. All forward-looking statements represent our views as of the date of this presentation. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information and we do not take any responsibility with the accuracy or completeness of such information. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only.

Agenda and Speakers 3 © Evommune, Inc. Luis Peña Evommune President & CEO Jeegar Patel, PhD Evommune CSO Greg Dussor, PhD Professor, UT Dallas EVMN Speakers Stewart Tepper, MD VP, NEINH Professor of Neurology, Dartmouth Introduction Luis Peña Overview of Migraine Stewart Tepper, MD Role of Mast Cells and MRGPRX2 in Migraine Greg Dussor, PhD EVO756 Migraine Development Program Jeegar Patel, PhD Closing Remarks Luis Peña Guest Speakers

Our Inflammation Portfolio © Evommune, Inc. Program / Target Indication Preclinical Phase 1 Phase 2 Phase 3 Next Anticipated Milestone EVO756 MRGPRX2 Chronic Spontaneous Urticaria Phase 2b Data (Q2 2026) Atopic Dermatitis Phase 2b Data (H2 2026) Migraine Phase 2 Trial Initiation (mid-2026) Other Indications Phase 2 Trial Initiation (2027) EVO301 IL-18 Atopic Dermatitis Positive Phase 2a POC: Full data to be presented at an upcoming medical meeting Phase 2b Trial planning underway Ulcerative Colitis Phase 2 Trial planning underway Advancing Multiple Preclinical Programs Toward Clinical Proof-of-Concept

EVO756: Broad Spectrum Oral Anti-Inflammatory Potential MRGPRX2 Expressed on Both Mast Cells and Sensory Neurons Potent and highly selective small molecule Oral convenience could drive adoption across multiple indications Anticipate favorable safety and tolerability profile Potential First-Line Oral Across Several Specialties Sensory Neuron Mast Cell MRGPRX2 Nerves Mast Cells Mast Cells and Sensory Neurons Are Found in Close Proximity MRGPRX2 © Evommune, Inc.

EVO756 Development Roadmap: Demonstrate Proof-of-Concept and Expand into Additional Indications Initially pursue inflammatory diseases with: Underserved patient population Economic viability Well-defined clinical and regulatory development pathway Cutaneous Neurological Respiratory Other EVO756 Development Strategy 1. Proof-of-concept based on skin challenge test in healthy volunteers. 2. Proof-of-concept supported by positive clinical data for PACAP (MRGPRX2 ligand) inhibition in migraine prophylaxis (Lundbeck) Migraine2 Asthma Chronic Urticarias Atopic Dermatitis1 Irritable Bowel Syndrome Interstitial Cystitis © Evommune, Inc.

MRGPRX2 is a Novel Migraine Target with Potential to Address Neuroinflammatory and Mast Cell Drivers of Migraine

Strong Scientific Rationale for EVO756 in Migraine

Disease-Relevant Expression	MRGPRX2 is expressed in human trigeminal neurons and meningeal mast cells
Preclinical Validation	*in vivo* headache models support pathogenic role for MRGPRX2
Translational Insights	Multiple MRGPRX2 ligands induce migraine in humans
Clinical Proof-of-Concept	mAb inhibition of MRGPRX2 ligand (PACAP) shows clinical benefit

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High Demand for Preventative Migraine Therapy © Evommune, Inc. Source: Clarivate “Migraine: Disease Landscape and Forecast” (February 2026). Note: Sales represent 7 Major Markets (US, EU5, Japan); Percent of patients by therapy type exceeds 100% due to co-prescribing; % patient numbers by therapy reflect US patient breakdown. Prevention Drives ~50% of Migraine Market Value 0 10 20 30 WW Sales ($B) 10.2 9.3 2026 13.0 12.7 2030 19.5 25.7 Acute Prophylaxis >75M People Living with Migraine Worldwide ~20M Global Patients Eligible for Preventative Therapy Most Patients Remain on Legacy Preventives — Targeted Therapies Drive Sales % Patients 5% 13% 20% 36% 9% 30% 113% >$8B in 2026 NSAIDs/Analgesics Calcium Channel Blockers Tricyclic Antidepressants Beta Blockers Antiepileptics Neurotoxin CGRPs

Innovation in Migraine Prevention Has Been Limited to CGRPs

Preventive Innovation has Clustered Around a Single Target (CGRP)

Advanced Treatments	Class	Route of Administration
QULIPTA (atogepant) tablets	CGRP	Oral QD
Nurtec ODT	CGRP	Oral EOD
Vyepti	CGRP	IV
Emgality	CGRP	SC
aimovig erenumab	CGRP	SC
AJOVY	CGRP	SC
BOTOX onabotulinumtoxinA injection	Neurotoxin	IM

Migraine Burden Persists Despite Oral CGRP Therapy



Monthly Migraine Days (On Treatment)
15
12
9
6
3
0
13.8
12.3
Placebo
Qulipta

- Many chronic patients still experience >12 monthly migraine days on treatment

High Unmet Need in Migraine Prevention

Limited Therapeutic Diversity

- Only CGRP inhibitors and neurotoxin

Inadequate Efficacy

- ~45% of patients do not achieve 50% improvement

Tolerability Challenges Remain

- CGRPs associated with constipation, hypertension, Raynaud's, nausea, allergic and injection site reactions

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© Evommune, Inc.
Source: Qulipta Prescribing Information from pivotal trial in chronic migraine patients.

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Overview of Migraine Stewart Tepper, MD Vice President, The New England Institute for Neurology and Headache Professor of Neurology, Geisel School of Medicine at Dartmouth

Migraine is a Leading Cause of Disability Worldwide Global burden of disease study across 328 conditions YLD = Years Lived with Disability. Source: The Lancet (2017, PMID28919117). Age-Standardized YLD Rate per 100,000 in 2016 Annualized Rate of Change in Age-Standardized YLD Rate (2006-2016) 0.03 0.02 0.01 0 -0.01 -0.02 -0.03 -0.04 0 1 10 100 1000

Frequent Attacks Drive Meaningful Functional Impairment

Burden exceeding many chronic systemic conditions

Attack Frequency	▪ **25%:** ≥4 severe attacks per month ▪ **35%:** 1-4 attacks per month ▪ **38%:** <1 attack per month
Daily Life	▪ **3.8–5.6:** days per year bedrest per patient ▪ Many patients report impaired functioning between attacks
Impact	▪ **~74M:** days of restricted activity annually ▪ **~112M:** bedridden days annually ▪ **>180M:** days per year of impaired or lost function

Sources: Lanteri-Minet *et al*. (2024, PMID:39160483). Lipton *et al*. (2001, PMID11554951); Stang and Osterhaus (1993, PMID8436495); Cull *et al.* (1992). Note: impact metrics pertain to U.S.

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NEINH

Interictal Burden is the Primary Driver of Treatment-Seeking in Migraine

What Brings Patients to Care is Not Just Attacks — It's Persistent Functional Impairment



More Likely to Seek Care
Migraine-Associated Factors
Years with migraine/severe headache 0.99
aMigraine symptom severity score 1.01
bInterference with sleep 1.06
cHeadache pain severity 1.10
Vomiting 1.18
dMild allodynia vs none 1.28
Moderate allodynia vs none 1.38
Severe allodynia vs none 1.70
Migraine-Associated Outcomes
hMSQ-RFR 1.00
iMild MIDAS vs little or none 1.57
Moderate MIDAS vs little or none 1.82
Severe MIDAS vs little or none 2.16
jMild MIBS-4 vs none 1.47
Moderate MIBS-4 vs none 1.80
Severe MIBS-4 vs none 2.64
0.5 1.0 1.5 2.0 2.5 3.0
Odds ratio (95% confidence interval)



More Likely to Seek Care
Disability & QoL
Interictal Burden
Score 5+ (Severe) vs 0 (None)
Score 3-4 (Moderate) vs 0 (None)
Score 1-2 (Mild) vs 0 (None)
MIDAS
IV (Severe Disability) vs I (Little/No Disability)
III (Moderate Disability) vs I (Little/No Disability)
II (Mild Disability) vs I (Little/No Disability)
Headache days/month
15+ vs 0-3 days
8-14 vs 0-3 days
4-7 vs 0-3 days
MSQ - Restrictive
MSQ - Restrictive
Clinical Characteristics
Chronic Neck Pain
Chronic Neck Pain (Yes vs No)
Allodynia
Score 9+ (Severe) vs 0-2 (None)
Score 6-8 (Moderate) vs 0-2 (None)
Score 3-5 (Mild) vs 0-2 (None)
Pain Severity
Pain Severity
0.5 1.0 1.5 2.0 2.5 3.0 3.5

Note: The OVERCOME study evaluated ~100,000 participants with migraine in the US, EU, and Japan. Sources: Ashina S *et al*. (2024; PMID38785227); Pascual *et al*. 18th Biennial MTIS 2022; Sep 8 – 11, 2022. MTIS22-EP-018.

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NEINH

Step Therapy Fails Patients with Migraine

New AHS guidelines recommends removal of non-specific step therapy

Legacy Preventives Lack Efficacy and are Rarely Sustained



Patient-Reported Reasons for Discontinuation
% Patients
60
45
30
15
0
Satisfactory Resolution
Lack of Efficacy
Side Effects
Cost
Other
Antidepressants
Antiepileptics
Betablockers
Calcium Channel Blockers

- >80% patients discontinue traditional non-specific preventive therapy within 1 year; sign of significant clinical futility
- Discontinuation driven by lack of efficacy and poor tolerability

Treatment Paradigm is Shifting Away from Step Therapy

- Historically required failure of ≥2 non-specific therapies before CGRP access
- 2024 AHS position statement eliminates step-through requirements
- Payers increasingly aligning with guideline and professional society position – based recommendations for access

Step therapy delays access to effective treatment in a high-burden, low-adherence disease

Charles *et al*, (2024). Calcitonin gene-related peptide targeting therapies are a first line option for the prevention of migraine: an American Headache Society position statement update (2024); Hepp *et al*. (2015, PMID25164920); Blumenfeld *et al*. (2013, PMID23458496).

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NEINH

Patients Frequently Self-Manage Preventive Therapy Without Medical Guidance

50% of Patients Modify Preventive Therapy without Physician Consultation


50%
50%
Modify
Adhere

- Self-adjustment of these medications poses the potential for serious health effects[1]
- Treatment modifications primarily driven by lack of efficacy and adverse events

Modifications Reflect Instability in Disease Control


16%
29%
28%
28%
Increased frequency or dose
Decreased frequency or dose
Waited a day or more to take medication
Stopped medication permanently

- **~28%** stop therapy entirely
- **~45%** change dose or frequency
- **~28%** delay or skip dosing

Unsupervised treatment changes introduce risk and reflect inadequate disease control

Note: Serious health effects may include withdrawal seizures from abrupt discontinuation or precipitous lowering of anti-epilepsy drug dosing and/or withdrawal arrhythmias from acute stopping of a β-blocker. Source: Real-world prospective observational study: Kawata *et al.* (2021, PMID 33594686).

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NEINH

CGRP: Scientifically and Clinically Proven — Yet Substantial Room for Improvement, Especially for Oral Options

Human Biology Established CGRP as a Key Migraine Driver…

- CGRP levels rise during migraine attacks and normalize after treatment with abortives
- IV CGRP can trigger migraine headaches in humans
- Multiple monoclonal CGRP antibodies and oral gepants reduce monthly migraine days

… However Clinical Response to CGRP Inhibitors Often Incomplete


~40–50% of patients do not achieve ≥50% reduction in migraine days
Response Rate (%)
100
75
50
25
0
100 mg1
300 mg1
PBO1
70 mg2
140 mg2
PBO2
70 mg2
PBO2
225 mg2
675 mg2
PBO2
120 mg2
PBO2
120 mg2
PBO2
75 mg3
PBO3
10 mg4
30 mg4
60 mg4
PBO4
Eptinezumab
Erenumab
Fremanezumab
Galcanezumab
Rimegepant
Atogepant
PBO

- Additionally, many chronic patients continue to experience >10 migraine days/month
- Tolerability and persistence challenges limit real-world benefit

Clinical data from pivotal trials of CGRPs approved for migraine prevention (episodic data shown). Sources: PMID33211930, Prescribing Information for Rimegepant, Atogepant. 1. Q12W. 2. Q4W. 3. QOD. 4. QD.

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NEINH

“The opportunity for a more fulfilling migraine-free life, with potential impact on society as a whole” The goal should be migraine freedom in prevention, and even with anti-CGRP therapies, we are not there yet!

Key Clinical Insights Migraine is the most common neurologic illness and a leading cause of disability, with profound impact on patients, families, and society Interictal burden—the pervasive impact between attacks—is a primary driver of treatment-seeking Older non-specific preventive therapies are limited by modest efficacy, tolerability issues, and low adherence Low cost is irrelevant if therapies are not used or not tolerated The AHS position statement now calls for migraine-specific therapies as first-line, rather than step edits through non-specific options Significant unmet need remains for new targeted therapies and for oral options The goal of care is migraine freedom

© Evommune, Inc. Role of Mast Cells and MRGPRX2 in Migraine Greg Dussor, PhD Professor, Department of Neuroscience The University of Texas at Dallas

Migraine Pain Arises from Activation of the Trigeminovascular System


Meninges
Trigeminal Ganglion
Trigeminal afferents

Key Events in a Migraine Attack

- Migraine involves heightened sensitivity of sensory pathways
- Pain arises from activation of trigeminal afferents that innervate the meninges
- Activated trigeminal neurons release neuropeptides — CGRP, PACAP, VIP, Substance P
- These signals are transmitted centrally and perceived as pain

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THE UNIVERSITY OF TEXAS AT DALLAS
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Trigeminal Neurons and Meningeal Mast Cells Increasingly Recognized as Key Components of Migraine Biology

Right Time, Right Place
- Abundant in meninges and perivascular spaces – regions innervated by trigeminal neurons

Neuroimmune Communication
- Trigeminal neuropeptides (CGRP, PACAP, VIP, Substance P) activate mast cells

Release Nociceptive Mediators
- Histamine, cytokines and proteases sensitize sensory neurons

Positive Feedback Loop
- Increasing and sustaining migraine pain

Translational Support Emerging
- Mast cell activation linked to migraine-like responses in animal models and human tissue

Dynamic Cross-Talk Between Meningeal Mast Cells and Trigeminal Sensory Neurons



Inflammatory Mediators
Mast Cell
Trigeminal Sensory Neuron
Neuropeptides
MRGPRX2

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THE UNIVERSITY OF TEXAS AT DALLAS
evommune

MRGPRX2: Positioned to Address Neuronal and Mast Cell Drivers of Migraine

MRGPRX2 Mediates Neuropeptide Signaling Associated with Migraine (PACAP, VIP, Substance P)


Meninges
Trigeminal Afferents
Trigeminal Neurons:
Primary sensory neurons mediating migraine pain
Meningeal Mast Cells:
Perivascular cells in the dura responsive to PACAP, VIP, and Substance P

Expression Confirmed in Disease-Relevant Tissues

Trigeminal Ganglia


MRGPRX2
nuclei

Meningeal Mast Cells


MRGPRX2
Avidin
DAPI

Source: Evommune internal data (trigeminal neurons; *in situ* hybridization on human tissue samples), PMID40712576 (meningeal mast cells)

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© Evommune, Inc.

THE UNIVERSITY OF TEXAS AT DALLAS

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PACAP Triggers Migraine via MRGPRX21 as Primary Receptor in vivo © Evommune, Inc. 1. Mrgprb2 is rodent homologue. 2. In grams, measured via Orbital von Frey assessment. Source: Internal Evommune data. Confirms data published in PMID37516794. Facial withdrawal threshold2 in vivo data support functional role of MRGPRX21 signaling in migraine Time After PACAP Administration 1 PACAP injected directly to meninges of wild type and knockout models Facial withdrawal threshold used as functional pain readout Knockout of MRGPRX21 Reduced PACAP-Induced Migraine Symptoms MRGPRX2 Ligand PACAP Induces Headache in vivo 2

MRGPRX2 Ligands Induce Migraine in Humans

PACAP, VIP, Substance P are Known MRGPRX2 Agonists

PACAP, VIP, Substance P Infusion all Induce Migraine-Like Headache in Migraineurs



% Patients
100
75
50
25
0
58
0
71
5
81
10
PACAP
VIP
Substance P
Drug
PBO

- Similar to CGRP, which induces migraine in ~2/3 patients

PACAP-Induced Headaches More Closely Recapitulate Migraine Features vs. CGRP



Difference
(absolute)
Premonitory Symptoms
39%
Associated with Migraine in Subset of Patients
Flushing
0%
Warm Sensation
5%
Finger Tingling
31%
Facial Puffing
28%
Jaw Pain
25%
Dizziness
-11%
0
25
50
75
100
% Patients
CGRP
PACAP

26 © Evommune, Inc.

Note: Data shown from PACAP-38; PACAP-27 also induces migraine. Sources: Adapted from PMID19052139, PMID34357396, PMID37009867, Al-Khazali *et al.*, (2026). Note that there have been multiple studies inducing headache/migraine with ligands and experimental paradigms / results differed. Data shown represent cumulative observations pooled across multiple trials and cannot support definitive conclusions.

THE UNIVERSITY OF TEXAS AT DALLAS

evommune

PACAP Likely Induces Migraine in Humans Through MRGPRX2 as Primary Receptor

PACAP Impact in Migraine Is Primarily through MRGPRX2


PACAP
X
?
PAC1
MRGPRX2
VPAC1
VPAC2

PACAP Receptor	Relevant Tissue Expression	Preclinical Evidence?	Clinical Validation In Migraine?
PAC1	**Neurons[1]**	Limited	✗
VPAC1 VPAC2	**Cranial vessels** Neurons (?)	Limited	*Not evaluated*
MRGPRX2	**Mast Cells** **Sensory Neurons**	✓	**TBD**

1. Trigeminal sensory neurons, brainstem pain circuits, hypothalamus, cortex, thalamus. Note: In addition to MRGPRX2 PACAP binds PAC1, VPAC1, VPAC2, but PAC1 inhibition (Amgen's AMG301: PAC1 blocking mAb.) does not show therapeutic benefit in migraine. Sources: PMID33231489, PMID39085771, PMID37706270.

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THE UNIVERSITY OF TEXAS AT DALLAS

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PACAP Inhibition Achieves CGRP-Like Efficacy in Migraine Prophylaxis

Lundbeck's Bocunebart Reduced Monthly Migraine Days by ~2



Bocunebart (IV)
Placebo
Mean Change in Monthly Migraine Days
0
-3
-6
-9
-6.2
-4.2

- Magnitude of benefit consistent with marketed CGRP inhibitors

Second Neuropeptide Axis Validated in Migraine Prevention

- PACAP is a key neuropeptide trigger of migraine attacks
- Antibody blockade reduced migraine frequency in controlled clinical study
- Effect size falls within range observed for approved CGRP therapies

Note: Lundbeck's bocunebart is a humanized mAb that neutralizes PACAP. Results above from Phase 2 a study in migraine prophylaxis (HOPE; N=237; single IV administration of bocunebart in patients that were a mix of episodic and chronic migraineurs). Source: Clinicaltrials.gov NCT05133323. Direct comparisons cannot be made in the absence of head-to-head trials because of differences in trial design, patient population and other factors.

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© Evommune, Inc.

THE UNIVERSITY OF TEXAS AT DALLAS

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© Evommune, Inc. EVO756 Migraine Development Program Jeegar Patel, PhD Evommune CSO

MRGPRX2 Inhibition May Offer Broader Migraine Benefit than Targeting PACAP Alone



3 Neuropeptides that Trigger Migraine Signal Through MRGPRX2
PACAP
VIP
Substance P
MRGPRX2

Neuropeptide	Preclinical Evidence	Induced Headache in Humans	Clinical Validation
PACAP	✓	✓	✓
VIP	✓	✓	TBD
Substance P	✓	✓	TBD

Note that PACAP also binds PAC1, VPAC1, VPAC2, but PAC1 inhibition does not show therapeutic benefit in migraine.

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© Evommune, Inc.
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EVO756 Potently (low nM) Inhibits PACAP, Substance P and VIP-Induced MRGPRX2 Activation in vitro © Evommune, Inc. All assays (agonists) run at ≥EC80. Primary skin MC: CD63; similar experiment run on primary skin mast cells with CD107a with similar results. EVO756 Inhibits PACAP and SP-Induced Primary Human Mast Cell Activation in vitro EVO756 Inhibits Migraine Relevant Endogenous Ligands in X2-CHO Cells EVO756 (μM) % Inhibition SP and PACAP with Skin Primary MCs EVO756 (μM) % Inhibition

EVO756 Positioned for Broader Efficacy Than Single-Ligand Strategies

Self-Reinforcing Neuroinflammatory Cycle in Migraine



Trigeminal Overactivation
MRGPRX2 Signaling
Peripheral Sensitization
Mast Cell Degranulation

- Blocking MRGPRX2 may disrupt the feedback loop that sustains migraine

EVO756 has Front-Line Therapy Potential in Migraine

Dual Action MOA
- Dampens neuroinflammatory signaling and attenuates neuronal sensitization

Multi-Neuropeptide Coverage
- Blocks multiple migraine-triggering pathways simultaneously

Mechanistic Breadth
- Supports potential for efficacy across diverse migraine endotypes

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© Evommune, Inc.
evommune

Phase 2b Dose-Ranging Trial in Migraine Prophylaxis

Initiation Expected Mid-2026

Adults with Refractory Migraine ≥6 Days/Month

(N ≈ 330)

Randomized, Double-Blind, Placebo-Controlled Trial


Screening
Enrollment
EVO756, Dose 1
EVO756, Dose 2
Placebo
BL
W12

Exploring daily doses up to 100 mg

Primary Endpoint

- Mean CFB in MMD

Key Secondary Endpoints

- ≥50%, ≥75% reduction in MMD
- CFB in MHDs and MMD
- CFB in monthly acute migraine medication use

Exploratory Endpoints

- Patient subtyping
- Changes in biomarkers
- Change in migraine-specific QoL

BL = Baseline; CFB = change from baseline; MMD = monthly migraine days; MHD = monthly headache days; QoL = quality of life

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© Evommune, Inc.

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© Evommune, Inc. Closing Remarks Luis Peña Evommune President & CEO

EVO756 Well-Positioned to be Meaningful Potential New Therapy in Migraine Prophylaxis

Compelling Biology

- MRGPRX2 ligands **induce migraine in humans**
- Inhibition of MRGPRX2 Ligand PACAP **demonstrated clinical benefit**

Differentiated Profile

- Novel dual mechanism may **address broad population** with potential for **efficacy comparable or superior to CGRPs**
- **Well tolerated** to date, with no SAEs observed

Convenience

- **65% of patients prefer oral therapies** over injectables or IV

Substantial Opportunity

- **>10M patients** eligible for preventative therapy
- **~60% remain untreated** with advanced therapies

35 © Evommune, Inc.

Evommune internal estimation from DRG, Evaluate Pharma and KOL interviews; Biohaven Market Research 2021.

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Role of MRGPRX2 in Migraine April 13, 2026